                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use for the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       World Wireless Communications, Inc.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, par value $.001 per share

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing of registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registrant Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       World Wireless Communications, Inc.

                  NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 15, 2002

                                                  Greenwood Village, Colorado

                                                        February 19, 2002


To the Stockholders of
          World Wireless Communications, Inc.:

          NOTICE IS HEREBY GIVEN that the Special Meeting of the Stockholders of World Wireless Communications, Inc. (the "Company") will be held on March 15, 2002 at 9 A.M., Central Standard Time, at 5670 Greenwood Plaza Boulevard, Penthouse, Greenwood Village, Colorado 80111, for the following purposes:

         1. To approve (a) the mandatory conversion of up to $5,000,000 in principal amount of the Company's Senior Secured Notes issuable to a group comprising the Company's largest stockholder, Michael Lauer, Lancer Offshore, Inc. and Lancer Partners L.P., and their affiliates (including the Senior Secured Notes dated May 17, 2001, August 7, 2001, September 6, 2001, September 17, 2001, October 3, 2001, October 9, 2001,
                  October 29, 2001, November 14, 2001, January 25, 2002 and February 8, 2002 totaling $3,810,000 in principal amount issued to such group as of February 8, 2002), into up to 100,000,000 shares of the Company's Common Stock and (b) the issuance of up to 2,500,000 shares of the Company's Common Stock pursuant to the exercise of the warrants which may be granted to such creditors in connection with such financing (including the warrants to purchase 1,905,000 shares outstanding as of February 8, 2002);

         2. To approve (a) the mandatory conversion of the Company's shares of Senior Preferred Stock potentially issuable in a financing into up to 16,666,667 shares of the Company's Common Stock and (b) the potential issuance of up to 8,333,333 shares of the Company's Common Stock pursuant to the exercise of the warrants issued to the holders of the Senior Preferred Stock;

         3. To approve the potential issuance of up to 20,000,000 shares of the Company's Common Stock pursuant to the Company's financing agreement with Cornell Capital Partners LP;

         4. To approve an amendment to the Company's Articles of Incorporation increasing the Company's authorized capital stock from 50,000,000 shares of Common Stock, $.001 par value, to 225,000,000 shares of Common Stock, $.001 par value; and

         5. To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

          Stockholders of record at the close of business on January 29, 2002 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Directors

                                             David D. Singer
                                             President

--------------------------------------------------------------------------------

          IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                       World Wireless Communication, Inc.

                                 PROXY STATEMENT

RECORD DATE, SOLICITATION, VOTING AND REVOCABILITY OF PROXIES, VOTING RIGHTS

         This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy are being furnished to the holders of the Common Stock of World Wireless Communications, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Special Meeting of Stockholders to be held on March 15, 2002 at 9 A.M., Central Standard Time, at 5670 Greenwood Plaza Boulevard, Penthouse, Greenwood Village, Colorado 80111, and at any adjournment of postponement thereof (the "Special Meeting"). The close of business on January 29, 2002 is the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting.


         This Proxy Statement and proxies for use at the meeting will be mailed to stockholders on or about February 19, 2002, and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or in person by the officers, directors or regular employees of the Company. The Company may enlist the assistance of brokerage houses in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.


         A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no instructions are given, the proxies intend to vote the shares represented thereby for all of the Proposals No. 1, 2, 3 and 4 as set forth in the accompanying Notice of Special Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the meeting.

         As the close of business on January 31, 2002, the Company had 31,387,087 shares of Common Stock, $.001 par value, issued and outstanding. Each share of Common Stock is entitled to one vote on all matters presented at the Special Meeting. The presence, whether in person or by duly executed proxy, of the holders of one-third of outstanding shares of Common Stock entitled to vote at a meeting is necessary to constitute a quorum. Shares that reflect abstentions or "broker non-votes" (i.e., shares held by brokers that are represented at the meeting but as to which such brokers have not received instructions from the beneficial owners and with respect to one or more but not all issues, such brokers do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting but will not be counted as votes on any proposals at the meeting. Accordingly, abstentions and broker non-votes will have no impact on the outcome of the vote on all of the Proposals No. 1, 2, 3 and 4. The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented and actually voted at the meeting is required for the approval of each of the Proposals.

         The Board of Directors knows of no matters, other than stated above, to be presented for consideration at the Special Meeting. If, however, any other matters properly come before the Special Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Special Meeting from time to time.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 31, 2002 by (i) each person or group who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding shares of Common Stock, (ii) each director of the Company and (iii) all directors and executive officers of the Company as a group. The beneficial ownership reflected in columns 1 and 2 reflects beneficial ownership prior to the impact of any stockholder vote on Proposals No. 1, 2 and 3 hereof; columns 3, 4, 5 and 6 reflect the impact of any stockholder vote on Proposals No. 1, 2 and 3 hereof under the assumptions reflected in footnotes (3) and (4) of such table; and columns 7, 8, 9, 10, 11 and 12 reflect the impact of any stockholder vote on Proposals No. 1, 2 and 3 under the assumptions reflected in footnotes (5), (6) and (7) of such table. Except as otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock shown as of January 31, 2002, except to the extent authority is shared by spouses under applicable law.

                         Amount and Nature of Beneficial
                                    Ownership

                                       Col. 1                   Col. 2         Col. 3        Col. 4        Col. 5        Col. 6

                                                                                         Assuming
                                                                                        Only Loans                 Assuming
                                                                                      of $3,810,000             All 20 Units of
                                                                                      From Existing       Senior Preferred Stock and
                                                                                     Shareholders(3)         Warrants are Sold(4)
                                                                               -------------------------  --------------------------

Name and Address                       As of                    Percent                     Percent                     Percent
Beneficial Owner                       January 31, 2002         of Class(2)   Number        of Class      Number        of Class
----------------                       --------------------     -----------   -----------   -----------   -----------   -----------

  (1) MORE THAN 5%
   BENEFICIAL OWNERS

Michael Lauer                                  7,295,853(8)(9)          23.4    85,400,853          78.0    85,400,853          63.5
c/o Lancer Group
375 Park Avenue
New York, New York 10166

Lancer Offshore Inc.                           4,880,662(9)             15.6    69,660,669          63.6    69,660,669          51.8
c/o Lancer Group
375 Park Avenue
New York, New York 10166

Lancer Partners, LP                            2,305,650(9)              7.4    15,630,643          14.3    15,630,643          11.6
c/o Lancer Group
375 Park Avenue
New York, New York 10166

Orbiter Fund Ltd.                                109,541(9)                *       109,541             *       109,541             *
375 Park Avenue
New York, New York 10166

Ferruccio Commetto                             3,500,000(10)(11)        11.2     3,500,000           3.2     3,500,000           2.6
c/o Rusp Holdings S.A.
O.S Dante,
Turin, Italy

RUSP Holdings S.A                              2,500,000(10)             2.3     2,500,000           1.9     2,500,000           1.9
C.So. Dante, Turin, Italy

Elkron International S.p.A                       650,000(10)             2.1       650,000             *       650,000             *
Via Carducci
Turin, Italy

Tanalux S.A                                      350,000(10)             1.1       350,000             *       350,000             *
5 Rue Emil
Bian L-1235
Luxembourg

                                          Col. 7        Col. 8        Col. 9        Col. 10       Col. 11       Col. 12

                                                   Assuming                Assuming
                                                   Loans of              All 20 Units                      Assuming
                                                  $5,000,000          of Senior Preferred               $10,000,000 of
                                                 From Existing        Stock and Warrant                Shares of Common
                                                Shareholders(5)           Are Sold(6)                  Stock are Sold(7)
                                          -------------------------   -------------------------   -------------------------

Name and Address                                        Percent                     Percent                     Percent
Beneficial Owner                          Number        of Class       Number       of Class      Number        of Class
----------------                          -----------   -----------   -----------   -----------   -----------   -----------

  (1) MORE THAN 5%
   BENEFICIAL OWNERS

Michael Lauer                             109,795,853          82.0   109,795,853          65.0    85,400,853          66.0
c/o Lancer Group
375 Park Avenue
New York, New York 10166

Lancer Offshore Inc.                       57,360,650          42.8    57,360,650          34.0    69,660,669          53.8
c/o Lancer Group
375 Park Avenue
New York, New York 10166

Lancer Partners, LP                        52,325,662          39.1    52,325,662          31.0    15,630,643          12.0
c/o Lancer Group
375 Park Avenue
New York, New York 10166

Orbiter Fund Ltd.                             109,541             *       109,541             *       109,541             *
375 Park Avenue
New York, New York 10166

Ferruccio Campetto                          3,500,000           2.6     3,500,000           2.0     3,500,000           2.7
c/o Ruso Holding St.
O.S Dante,
Turin, Italy

RUSP Holdings S.A                           2,500,000           1.9     2,500,000           1.5     2,500,000           1.9
C.So. Dante, Turin, Italy

Elkron International S.p.A                    650,000             *       650,000             *       650,000             *
Via Carducci
Turin, Italy

Tanalux S.A                                   350,000             *       350,000             *       350,000             *
5 Rue Emil
Bian L-1235
Luxembourg

(1)   DIRECTORS AND EXECUTIVE OFFICERS *

David D. Singer,                                      519,500(11)       1.6       519,500             *       519,500             *
World Wireless Communications, Inc.
5670 Greenwood Plaza Boulevard, Penthouse
Glenwood Village, Colorado 80111

Charles Taylor                                         10,000(12)         *        10,000             *        10,000             *
World Wireless Communications, Inc.
5670 Greenwood Plaza Boulevard, Penthouse
Glenwood Village, Colorado 80111

Malcolm P. Thomas                                      12,000(12)         *        12,000             *        12,000             *
Building Technology Engineers
1560 Brookhollow Drive
Suite 220
Santa Ana, California 92705

M. Robert Carr                                         20,000(13)         *        20,000             *        20,000             *
815 Connecticut Avenue N.W.
Washington, D.C.

Robert Hathaway                                         1,050(14)         *         1,050             *         1,050             *
World Wireless Communications, Inc.
5670 Greenwood Plaza Boulevard, Penthouse
Glenwood Village, Colorado 80111

(2)   ALL DIRECTORS AND OFFICERS                      562,550           1.8       562,550           1.2       562,550             *
      AS A GROUP


(1)   DIRECTORS AND EXECUTIVE OFFICERS *

David D. Singer,                                      519,500             *       519,500             *       519,500             *
World Wireless Communications, Inc.
5670 Greenwood Plaza Boulevard, Penthouse
Glenwood Village, Colorado 80111

Charles Taylor                                         10,000             *        10,000             *        10,000             *
World Wireless Communications, Inc.
5670 Greenwood Plaza Boulevard, Penthouse
Glenwood Village, Colorado 80111

Malcolm P. Thomas                                      12,000             *        12,000             *        12,000             *
Building Technology Engineers
1560 Brookhollow Drive
Suite 220
Santa Ana, California 92705

M. Robert Carr                                         20,000             *        20,000             *        20,000             *
815 Connecticut Avenue N.W
Washington, D.C.

Robert Hathaway                                         1,050             *          1050             *         1,050             *
World Wireless Communications, Inc.
5670 Greenwood Plaza Boulevard, Penthouse
Glenwood Village, Colorado 80111

(2)   ALL DIRECTORS AND OFFICERS                      562,550             *       562,550             *       562,550             *
      AS A GROUP

----------

* Donald I. Wallace, our executive Vice President of the Company and the President of X-traWeb, Inc., a wholly owned subsidiary of the Company, resigned as of August 31, 2001 for personal reasons.

----------

*     Less than one percent.

         (1) Unless otherwise indicated, this column reflects shares owned beneficially and of record and as to which the named party has sole voting power and sole investment power. This column also included shares issuable upon the exercise of options or similar rights which are exercisable within 60 days from January 31, 2002.

         (2) In computing the percentage of shares beneficially owned by any person, shares which the person has the right to acquire upon the exercise of options or other rights held by such person within 60 days from January 31, 2002 are deemed outstanding. Such shares are not deemed to be outstanding in computing the percentage ownership of any other person.

         (3) Assumes (i) Lancer Offshore, Inc. and Lancer Partners L.P., only make loans to the Company totaling $3,810,000, (ii) the shares of the Company's common stock issuable upon the conversion of the loans and the exercise of the warrants issuable to such creditors are issued and
         (iii) no units of the Company's offering of units consisting of shares of Senior Preferred Stock and detachable warrants are sold in the current offering thereof.

         (4) Assumes (i) Lancer Offshore, Inc. and Lancer Partners L.P. only make loans to the Company totaling $3,810,000, (ii) the shares of the Company's common stock issuable upon the conversion of the loans and the exercise of the warrants issuable to such creditors are issued and
         (iii) all units of the Company's offering of units consisting of shares of Senior Preferred Stock and detachable warrants are sold in the current offering thereof for a total of 25,000,000 shares of the Company's Common Stock and are purchased by persons other than Michael Lauer, Lancer Offshore, Inc. Lancer Partners L.P. and The Orbiter Fund, Ltd.

         (5) Assumes (i) Lancer Offshore, Inc. and Lancer Partners L.P. increase their loans to the Company to a total of $5,000,000 with $2,560,000 originating from Lancer Offshore Inc. and $2,440,000 originating from Lancer Partners L.P., (ii) the shares of the Company's common stock issuable upon the conversion of the loans and the exercise of the warrants issuable to such creditors are issued and (iii) no units of the Company's offering of units consisting of shareholders Senior Preferred Stock and detachable warrants are sold in the current offering thereof.

         (6) Assumes (i) Lancer Offshore, Inc. and Lancer Partners L.P. increase their loans to the Company to a total of $5,000,000 with $2,560,000 originating from Lancer Offshore Inc. and $2,440,000 originating from Lancer Partners L.P., (ii) the shares of the Company's common stock issuable upon the conversion of the loans and the exercise of the warrants issuable to such creditors are issued and (iii) 25,000,000 shares of the Company's Common Stock are issued pursuant to its offering and sale of all 20 of the units consisting of shares of Senior Preferred Stock and warrants and are purchased by persons other than Michael Lauer, Lancer Offshore, Inc. Lancer Partners Inc. and The Orbiter Fund Ltd.

         (7) Assumes (i) Lancer Offshore, Inc. and Lancer Partners L.P., only make loans to the Company totaling $3,810,000, (ii) the shares of the Company's common stock issuable upon the conversion of the loans and the exercise of the warrants issuable to such creditors are issued,
         (iii) no units of the Company's offering of units consisting of shares of Senior Preferred Stock and detachable warrants are sold in the current offering thereof and (iv) the Company sells 20,000,000 shares of its Common Stock pursuant to Proposal No. 3.

         (8) Of these shares, none is owned of record by Mr. Lauer in street name; 4,880,662 are held directly and of record by Lancer Offshore, Inc.; 2,305,650 are held directly and of record by Lancer Partners, LP.; and 109,541 are held directly and of record by the Orbiter Fund Ltd. Mr. Lauer is believed to control the voting and disposition of these shares by virtue of being the investment manager for these entities. He is also the general partner of Lancer Partners L.P.

         (9) Michael Lauer is deemed to be an indirect beneficial owner of these shares.

         (10) Of these shares, none is owned of record by Dr. Ferrucio Commetto. Dr. Commetto is believed to control the voting and disposition of the shares owned by the three corporations by virtue of his being the president thereof.

         (11) Dr. Ferruccio Commetto is deemed to be an indirect beneficial owner of these shares.

         (12) Includes 50,000 and 240,000 shares issuable upon presently-exercisable and fully vested options granted under the Company's 1997 and 1998 stock option plans, respectively, but excludes 237,500 shares transferred to his ex-wife in 1999 as part of a divorce settlement.

         (13) Includes 10,000 shares issuable upon the exercise of options granted in January, 2000 in recognition of services as a director.

         (14) Includes 10,000 shares issuable upon the exercise of options granted in November, 2000 in recognition of services as a director.

         (15) Includes 650 shares issuable upon the exercise of options granted in October, 2000 in recognition of services as an officer.

PROPOSAL NO. 1 - APPROVAL FOR THE ISSUANCE OF UP TO 102,500,000 SHARES OF COMMON STOCK TO AFFILIATES OF THE COMPANY'S LARGEST STOCKHOLDER.

         Senior Secured Indebtedness Financing

(a)      May 17, 2001 Financing

              On May 17, 2001, the Company sold an investment unit consisting of
(a) $2,250,000 principal amount of its Senior Secured Convertible Notes (the "2001 Notes") and (b) warrants to purchase 1,125,000 shares of Common Stock of the Company to Lancer Offshore, Inc., an affiliate of the Company's largest stockholder, in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"), subject to the following terms and conditions.

         1. The 2001 Notes bear simple interest at the rate of 15% per annum and were to mature on September 15, 2001, unless they were mandatorily converted into shares of the Company's Common Stock prior to such date.

         2. Under the 2001 Notes, the Company received the principal amount of $1,125,000 on May 17, 2001 and the holder agreed to loan the additional amount of $1,125,000 on or before July 15, 2001, provided that the Company raised a minimum of $2,000,000 in equity from persons other than Michael Lauer and his affiliates, including Lancer Offshore Inc., Lancer Partners L.P., and The Orbiter Fund Ltd.

                  3. The 2001 Notes are secured by a first security interest of substantially all of the Company's assets, including its machinery, equipment, automobiles, fixtures, furniture, accounts receivable and general intangibles, including patents, patent applications and any stock in any subsidiary.

                  4. Under the 2001 Notes, the Company and Lancer Offshore, Inc. may jointly agree to increase the amount of the loan to a total of $5,000,000 with a pro rata increase in the amount of Warrants issuable by the Company.

                  5. The 2001 Notes were mandatorily convertible into shares of our Common Stock at the rate of $0.50 per share (i.e. one share for each $0.50 of debt) upon
                           (i) our receipt of approval of our shareholders at a meeting of such conversion and (ii) our receipt of $2,000,000 in equity from persons other than Michael Lauer and his affiliates on or before December 31, 2001.

                  6. The Company agreed to give Lancer Offshore, Inc. registration rights with respect to the shares issuable upon conversion of the 2001 Notes and upon exercise of the warrants granted to it.

                  7. Any event of default under the 2001 Notes will require the issuance of 1,000,000 shares of our Common Stock commencing with the month in which such default first occurs and thereafter in each such month in which such default is not cured, up to a maximum amount of 10,000,000 shares of our Common Stock.

                  8. The warrants issued and potentially issuable to Lancer Offshore Inc. had an exercise price of $0.50 per share, expire on the fifth anniversary date of the date of issuance and may be exercised in whole or in part, but the shares subject thereto are issuable only upon the approval of such issuance by our shareholders at a meeting. The Company issued a warrant to purchase 562,500 shares of its Common Stock, expiring on May 16, 2006, as a result of the loan of $1,125,000 to us.

                  9. The Company agreed to pay a finder's fee to Capital Research Ltd. and Sterling Technology Partners of a total of 10% of the gross proceeds received by us on the sale of the 2001 Notes payable on each closing of a tranche of the financing under the 2001 Notes.

         On May 17, 2001, the average of the high and low price per share of the Company's Common Stock was $0.675, which was higher than the conversion rate of one share for each $0.50 of debt and the exercise price of each warrant of $0.50 per share.

(b) August 7, 2001 Financing

         The Company failed to meet the conditions described in item 2 above on the May 17, 2001 financing by July 15, 2001. As a result, on August 7, 2001, Lancer Partners L.P., another affiliate of our largest stockholder, agreed to loan us an additional $875,000 as part of the 2001 Notes on the following terms and conditions:

                  1. Lancer Partners L.P. agreed to loan the Company the additional amount of $350,000 on August, 2001 provided our Board approved the terms of the August 7, 2001 financing (which it did). The Company issued an additional 2001 Note for the $350,000 loan.

                  2. Lancer Partners L.P. agreed to loan the Company $275,000 on or about September 15, 2001 and $250,000 on or about October 15, 2001, provided that the Company raised a minimum of $1,500,000 in equity from persons other than Michael Lauer and his affiliates, including Lancer Offshore Inc., Lancer Partners L.P. and The Orbiter Fund Ltd., on or before September 15, 2001.

                           Each of these additional loans would mature on December 15, 2001 unless mandatorily converted into shares of our Common Stock.

                  3. This tranche of $875,000 comprising the 2001 Notes is mandatorily convertible into shares of our Common Stock at the rate of $0.20 per share (i.e. one share for each $0.20 of debt) upon (a) the receipt of approval of our stockholders at a meeting of such conversion and (b) our receipt of $2,000,000 of equity from non-Lancer entities or affiliates by December 31, 2001.

                  4. The Company agreed to issue additional warrants to purchase up to an additional 562,500 shares of our Common Stock if the entire $875,000 is loaned by Lancer Partners L.P. to the Company. As a result of the $350,000 loan made on August 7, 2001, the Company issued a warrant to purchase an additional 225,000 shares of our Common Stock, expiring on August 6, 2006, at an exercise price of $0.30 per share.

                  5. The Company agreed as a condition to the August 7, 2001 financing to reduce its operating budget to a monthly burn rate (i.e. the excess of its expenditures over revenues received, in each case determined on a cash basis) of not greater than $250,000 effective September 1, 2001 and to curtail all its discretionary spending of funds until additional equity is raised.

                  6. The Company agreed to provide Lancer Partners L.P. with fully executed loan agreements, Uniform Commercial Code and other filings and warrant agreements by August 15, 2001, which were executed and delivered by both parties on August 21, 2001.

                  7. The terms set forth in the May 17, 200 financing described in 1, 3, 4, 6, 7 and 9 apply with the same force and effect to the August 7, 2001 financing.

                  In addition, under the August 7, 2001 financing, the Company agreed to amend the May 17, 2001 financing as follows:

                           (i) The $1,125,000 principal amount comprising a
portion of the 2001 Notes became mandatorily convertible into shares of our Common Stock at the rate of $0.20 per share (i.e. one share for each $0.20 of debt);

                           (ii) The Company agreed to give Lancer Offshore Inc.
and Lancer Partners L.P. full anti-dilution protection in the event the Company sold shares of its Common Stock at a price of less than $0.20 per share during the one-year period commencing on May 12, 2001;

                           (iii) The exercise price of the warrant to purchase
562,200 shares of our Common Stock was reduced to $0.30 per share which term will also apply to any additional warrants issued in such the financing transactions; and

                           (iv) The maximum amount of shares of our Common Stock
issuable in the event of continuing monthly defaults was increased to 12,500,000 from 10,000,000.

              On August 7, 2001, the average of the high and low price per share of the Company's Common Stock was $0.38, which was higher than the conversion rate of one share for each $0.20 of debt and the exercise price of each warrant at $0.30 per share.

(c) September 2001 Financing

         The Company failed to meet the condition described in Item 2 above on the August 7, 2001 financing by September 15, 2001. Despite such failure, Lancer Partners L.P. loaned the Company an additional $100,000 and $175,000 on September 6, 2001 and September 18, 2001, respectively, which loans mature on December 15, 2001. As a result thereof, the Company issued a separate note comprising part of the 2001 Notes to such party (which collectively are mandatorily convertible into 1,375,000 shares of our Common Stock at $0.20 per share) and also issued a warrant to purchase 87,500 shares of our Common Stock at $0.30 per share.

         In addition, the parties amended the August 7, 2001 financing as follows:

              (i) The maturity date of the two tranches of the 2001 Notes totaling $1,475,000 in principal amount was extended from September 15, 2001 until October 15, 2001; and

              (ii) The creditors extended the time for the Company to raise $1,500,000 until October 15, 2001 as a condition to the issuance of the $250,000 loan on or about October 15, 2001.

         Also, the holders of the 2001 Notes acknowledged that there was no default of any kind as of September 14, 2001.

         On September 8, 2001 and September 16, 2001, the average of the high and low price per share of the Company's Common Stock was $0.255 and $0.235, respectively, which was higher than the conversion rate of one share for each $0.20 of debt, but lower than the exercise price of each warrant at $0.30 per share.

(d) October and November, 2001 Financing

         The Company again failed to meet the condition to raise additional equity financing of $1,500,000 on or before October 15, 2001. Despite such failure, Lancer Partners L.P. loaned the Company an additional $25,000 (bringing its total loan to the Company to $650,000 in principal amount) and Lancer Offshore, Inc. loaned the Company an additional $85,000 on October 3, 2001, $175,000 on October 9, 2001, $175,000 on October 29, 2001 and $1,000,000 on
November 14, 2001 (bringing its total loan to the Company to $2,560,000 in principal amount), or a total loan from such parties of $3,210,000. As a result, the Company issued separate notes comprising part of the 2001 Notes and issued additional warrants to such parties to purchase 730,000 shares of the Company's Common Stock at an exercise price of $0.30 per share, expiring in each case on a date in 2006 five years after the date of their respective issuance.

         In addition, the parties agreed on November 14, 2001 to amend the entire 2001 Note financing as follows:

         (i) The entire principal amount of $3,210,000 comprising the 2001 Notes became mandatorily convertible into shares of our Common Stock at the rate of one share for each $0.05 of debt (A) upon our receipt of approval of our shareholders at a meeting of such conversion and (B) upon our receipt of $3,210,000 in equity from sources other than Michael Lauer, Lancer Offshore, Inc., Lancer Partners L.P. and The Orbiter Fund Ltd. on or before February 28, 2002.

         (ii) The maturity date of the entire principal amount of $3,210,000 comprising the 2001 Notes was extended until February 28, 2002 (unless mandatorily converted into shares of the Company's Common Stock prior to such date);

         (iii) The amount of shares issuable in the event of a default was then increased to 1,605,000 shares of our Common Stock for each month in which a default exists and continuing until such default is cured, up to a maximum of 12,500,000 shares;

         (iv) The Company agreed to give Lancer Offshore Inc. and Lancer Partners L.P. full anti-dilution protection in the event the Company sold shares of its Common Stock at a price less than $0.05 per share during the one-year period commencing on November 14, 2001 (which was changed from May 12, 2001); and

         (v) The finders fee payable on the transaction was increased by requiring the Company to issue a five-year warrant to Capital Research Ltd. to purchase 2,000,000 shares of the Company's Common Stock at an exercise price of $0.05 per share, which expires on November 13, 2006.

(e) January and February, 2002 Financing

         Lancer Offshore, Inc. loaned the Company an additional $350,000 on January 25, 2002 and $250,000 on February 8, 2002 (bringing its total loan to the Company to $3,160,000 in principal amount). As a result, the Company issued separate notes comprising part of the 2001 Notes and issued additional warrants to Lancer Offshore, Inc. to purchase 300,000 shares of the Company's Common Stock at an exercise price of $0.30 per share, expiring in each case on a date in 2006 five years after the date of their respective issuance.

         In addition, the parties agreed on January 25, 2002 to amend the entire 2001 Note financing as follows:

         (i) The entire principal amount of $3,810,000 comprising the 2001 Notes is now mandatorily convertible into shares of our Common Stock at the rate of one share for each $0.05 of debt (A) upon our receipt of approval of our shareholders at a meeting of such conversion and (B) upon our receipt of $3,810,000 in equity from sources other than Michael Lauer, Lancer Offshore, Inc., Lancer Partners L.P. and The Orbiter Fund Ltd. on or before February 28, 2002.

         (ii) The amount of shares issuable in the event of a default is now increased to 1,780,000 shares of our Common Stock for each month in which a default exists and continuing until such default is cured, up to a maximum of 12,500,000 shares; and

         (iii) The Company agreed to give Lancer Offshore Inc. and Lancer Partners L.P. full anti-dilution protection in the event the Company sold shares of its Common Stock at a price less than $0.05 per share during the one-year period commencing on the date of the making of the last loan from such parties to the Company (which was changed from November 14, 2001 to February 8, 2002).

         On the date of the issuance of each of the additional Notes comprising part of the 2001 Notes and the warrants to purchase shares of our Common Stock, the average of the high and low price of a share of the Company's Common Stock was higher than conversion rate of the Note in question and the exercise price of each Warrant.


         American Stock Exchange Rules

         Under applicable American Stock Exchange Rules, the Company is required to obtain the approval of its stockholders where the Company proposes to issue shares of its common stock (i) to a controlling stockholder at a per share price less than the market value thereof and (ii) such issuance involves an amount of shares that is more than 5% of the number of the corporation's then issued and outstanding shares of common stock in any one year. Such rule applies to the Company's recent financing transaction with, and the loans made through February 8, 2002, by Lancer Offshore, Inc., and Lancer Partners L.P. Accordingly, the approval of the Company's stockholders is required in order to permit the mandatory conversion of the 2001 Notes owned by Lancer Offshore, Inc. and Lancer Partners L.P. into shares of the Company's Common Stock at the conversion rate of one share for each $0.05 amount of debt. The affirmative vote of a plurality of the shares of Common Stock present at the Special Meeting in person or by proxy is needed to approve the mandatory conversion of the shares of Senior Secured Notes owned by Lancer Offshore, Inc. and Lancer Partners L.P. into shares of Common Stock and the issuance of the shares of Common Stock upon the exercise of the warrants granted to Lancer Offshore, Inc. and Lancer Partners L.P. in connection with the above financing which approval would satisfy only one of the two conditions required for such mandatory conversion.


         If Lancer Offshore Inc. and Lancer Partners L.P. (i) loan the Company a total sum of $5,000,000 (which includes the principal sum of $3,810,000 loaned to the Company as of February 8, 2002, leaving $1,190,000 potentially available under the then existing financing agreement), (ii) the stockholders approve the mandatory conversion of the 2001 Notes and (iii) if the Company receives $3,810,000 in equity from sources other than Michael Lauer, Lancer Offshore, Inc., Lancer Partners L.P. and The Orbiter Fund Ltd. on or before February 28, 2002, such parties would acquire together 100,000,000 shares of the Company's Common Stock in addition to their current holdings of 7,186,312 shares as a result of and upon such mandatory conversion, based upon the conversion rate of one share for each $0.05 of debt. If Lancer Offshore, Inc. and Lancer Partners L.P. loan the Company a total of $5,000,000, such parties would also be entitled together to receive warrants to purchase 2,500,000 shares of the Company's Common Stock in addition to their current holdings, although such parties could not exercise the warrants without prior stockholder approval. If such approval is received and such parties exercise all of the warrants at the exercise price of $0.30 per share, such parties would acquire together 2,500,000 shares of the Company's Common Stock in addition to their current holdings.


         In the case of the $5,000,000 loan analysis stated above, such acquisitions (including the assumed exercise of the above-described warrants) would increase the ownership of the group consisting of Michael Lauer, Lancer Offshore, Inc., Lancer Partners L.P. and The Orbiter Fund Ltd. of the shares of the Company's Common Stock from 23.4% to 82% (excluding the potential issuance of 25,000,000 shares of the Company's Common Stock if Proposal No. 2 is approved by the Company's stockholders and the Company sells none of the units of its Senior Preferred Stock and warrants described in such Proposal) or from 23.4% to 65% (assuming the issuance of 25,000,000 shares of the Company's Common Stock if Proposal No. 2 is approved by the Company's stockholders and the Company sells all of the units of its Senior Preferred Stock and warrants described in Proposal No. 2).


         In the alternative, if Lancer Offshore, Inc. and Lancer Partners L.P.
(i) do not loan the Company more than the total sum of $3,810,000 already loaned under their existing financing arrangement, (ii) the stockholders approve the mandatory conversion of the 2001 Notes and (iii) if the Company receives $3,810,000 in equity from sources other than Michael Lauer, Lancer Offshore, Inc., Lancer Partners L.P. and The Orbiter Fund Ltd. on or before February 28, 2002, such parties would acquire together 76,200,000 shares of the Company's Common Stock in addition to their current holdings of 7,186,312 shares as a result of and upon such conversion, based upon the conversion rate of one share for each $0.05 of debt. If Lancer Offshore, Inc. and Lancer Partners L.P. loan the Company a total of $3,810.000, such parties would also be entitled together to receive warrants to purchase 1,905,000 shares of the Company's Common Stock in addition to their current holdings, although such parties could not exercise such warrants without prior stockholder approval. If such approval is received and such parties exercise the warrants at the exercise price of $.30 per share, such parties would acquire together 1,905,000 shares of the Company's Common Stock in addition to their current holdings.


         In the case of the $3,810,000 loan analysis stated above, such acquisitions (including the assumed exercise of the above-described warrants) would increase the ownership of the group consisting of Michael Lauer, Lancer Offshore, Inc., Lancer Partners L.P. and The Orbiter Fund Ltd. of the shares of the Company's Common Stock from 23.4% to 78% (excluding the potential issuance of 25,000,000 shares of the Company's Common Stock if Proposal No. 2 is approved by the Company's stockholders and the Company sells none of the units of its Senior Preferred Stock and warrants described in such Proposal) or from 23.4% to 63.5% (assuming the issuance of 25,000,000 shares of the Company's Common Stock if Proposal No. 2 is approved by the Company's stockholders and the Company sells all of the units of its Senior Preferred Stock and warrants described in Proposal No. 2).

         Under either the $5,000,000 or $3,810,000 loan scenarios described above, such increase in ownership by the group consisting of Michael Lauer, Lancer Offshore, Inc., Lancer Partners L.P. and The Orbiter Fund Ltd. would, in either such case, give such group the most significant influence in the election of all of the members of the Board of Directors of the Company and control of all major corporate decisions involving the vote of stockholders of the Company.

         The chart under "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP" discloses the current beneficial ownership of the Company as of February 8, 2002 and the revised beneficial ownership of the Company of such group of 82% if the stockholders approve Proposals No. 1, 2 and 4, and if Lancer Offshore, Inc. and Lancer Partners L.P. loan the Company a total of $5,000,000, as reflected in columns 7 and 8 of such chart (excluding the potential issuance of 25,000,000 shares of the Company's Common Stock if Proposal No. 2 is not approved by the Company's stockholders, or, if such Proposal is approved, the Company sells none of the units thereunder). Such chart also discloses the revised beneficial ownership of the Company of such group of 78% if the stockholders approve Proposals No. 1 and 4 and if each of Lancer Offshore, Inc. and Lancer Partners L.P. do not loan the Company any amount in excess of the current $3,810,000 principal amount of loans outstanding as of February 8, 2002 or do not loan the Company a total of $5,000,000, as reflected in columns 3 and 4 of such chart (excluding (i) the potential issuance of 25,000,000 shares of the Company's Common Stock if Proposal No. 2 is not approved by the Company's stockholders, or, if such Proposal is approved, the Company sells none of the units thereunder and (ii) the potential issuance of up to 20,000,000 shares of the Company's Common Stock if Proposal No. 3 is not approved by the Company's stockholders, or, if such Proposal is approved, the Company does not sell any shares pursuant thereto).

         The Company has plans to raise up to $4,500,000 during the twelve-month period ending December 31, 2002 as its minimum capital needs during such period based on the restriction under its secured financing agreement that limits the Company to a monthly burn rate (i.e. the excess of its expenditures over revenues received, in each case determined on a cash basis) of not greater than $375,000 while the 2001 Notes remain outstanding during such period. The Company is currently seeking to raise such amount within the next 12 months and currently has an offering to sell up to 20 units of its Senior Preferred Stock and warrants described under Proposal No. 2 hereof and also has plans to use the equity line of credit financing described under Proposal No. 3.

         The Board of Directors of the Company has determined that the transaction it engaged in with Lancer Offshore, Inc. and Lancer Partners L.P. was in the best interest of all of the stockholders of the Company and was necessary to fund the Company's operations and working capital needs.

         The Board of Directors of the Company unanimously recommends a vote FOR this Proposal No. 1.

PROPOSAL NO. 2 - APPROVAL FOR ISSUANCE OF UP TO 25,000,000 SHARES OF COMMON STOCK IN CONNECTION WITH THE COMPANY'S CONTEMPLATED SENIOR PREFERRED STOCK / WARRANT PRIVATE PLACEMENT TRANSACTION

         The Company is currently attempting to raise up to $5,000,000 through the sale of up to 20 units, each consisting of (i) 50 shares of the Company's 8% Senior Cumulative Convertible Preferred Stock (the "Preferred Stock" or the "Senior Preferred Stock") and (ii) a detachable one-year warrant to purchase 416,666.67 shares of the Company's Common Stock expiring on January 31, 2003, at an exercise price of $0.30 per share, subject to certain adjustments (individually, each a "Warrant" and collectively the "Warrants"), with the purchase price for each unit of $250,000 payable in cash upon subscription. The offering qualifies as a private placement exempt from registration under the Securities Act of 1933, as amended. If the Company sells all of the units in the offering, and if all the Warrants are exercised, the Company would be issuing an additional 25,000,000 shares of its Common Stock.

         As of January 31, 2002, the Company did not sell any of the units described above but is currently engaged in seeking purchasers of the units. Although no such units have yet been sold as of the date hereof, the Company will continue to pursue such offering during the next 12 months as part of its attempt to obtain additional financing to fund its operations.

         Each share of the Company's new Senior Preferred Stock has been designated to have the following characteristics:

         (a)      has a 8% cumulative dividend;

         (b) constitutes the senior series of any preferred stock the Company may issue;

         (c)      is non-voting;

         (d) subject to the approval of the Company's stockholders at a meeting, is mandatorily convertible into shares of the Company's Common Stock at the conversion rate of 16,666.67 shares of Common Stock for each share of Senior Preferred Stock (or $0.30 per share) (or up to a potential maximum total of 16,666,667 shares of the Company's Common Stock if all 1,000 shares of the Company's Senior Preferred Stock are sold in such private placement transaction);

         (e) may be redeemed by the Company, at its option, between February 1, 2002 and January 31, 2003 for the amount of the liquidation preference and any deemed and upon cumulative dividends; and

         (f) has a first priority in liquidation of $5,000 per share, plus the amount of unpaid cumulative dividends, payable from the Company's assets after its payment (or its making of adequate provision for the payment) of all claims of its creditors.

         The Company agreed to give the holders of the Senior Preferred Stock and the Warrants registration rights with respect to the shares issuable upon the conversion of the shares of the Senior Preferred Stock and the exercise of the Warrants.

         Each Warrant entitles the holder to purchase 416,666.67 shares of the Company's Common Stock at an exercise price of $0.30 per share, subject to certain adjustments (such as stock splits, stock dividends or reverse stock splits), exercisable in whole or in part by the holder at any time after the date the stockholders of the Company at a meeting approve the issuance of the shares of the Company's Common Stock issuable upon such exercise.

         American Stock Exchange Rules

         Under applicable American Stock Exchange Rules, the Company is required to obtain the approval of its stockholders where the Company plans to sell, issue or potentially issue an amount of shares equal to 20% or more of the corporation's presently outstanding shares of its common stock for less than the greater of book or market value of the stock. Such rule applies to the Company's current preferred stock/warrant financing. Accordingly, the stockholders of the Company must approve the mandatory conversion of each share of the Company's Senior Preferred Stock into shares of the Company's Common Stock at the conversion rate of 16,666.67 shares of Common Stock for each share of Senior Preferred Stock as well as approve the issuance of the shares of Common Stock upon the exercise of the Warrants held by the holders of the Senior Preferred Stock. The affirmative vote of a plurality of the shares of Common Stock present at the Special Meeting in person to by proxy is needed to approve the mandatory conversion of the shares of Senior Preferred Stock and the issuance of the shares of Common Stock issuable upon the exercise of the Warrants held by the holders of the Senior Preferred Stock.

         If the stockholders approve the mandatory conversion of the Senior Preferred Stock and the issuance of the shares issuable upon the exercise of the Warrants held by the holders of the Senior Preferred Stock, and if all 20 units of the preferred stock/warrant financing are sold, the Company would be issuing an additional 16,666,667 shares of Common Stock, and if all the Warrants were exercised, an additional 8,333,333 shares of Common Stock pursuant thereto. Such issuance of 25,000,000 shares of Common Stock would also represent a 22.8% increase in the number of shares of the Company which are issued and outstanding (after taking into account the shares of Common Stock issuable based on the $3,810,000 of the 2001 Notes outstanding as of February 8, 2002, assuming that the conditions for the mandatory conversion of the 2001 Notes are satisfied, and the exercise of the warrants to purchase 1,905,000 shares). The chart under "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP" discloses the potential dilutive effect of this transaction on the principal stockholders of the Company and on the officers and directors who are stockholders.

         The Board of Directors of the Company has determined that the Senior Preferred Stock/warrant private placement transaction is necessary to fund the Company's operations and working capital needs.

         The Board of Directors of the Company unanimously recommends a vote FOR this Proposal No. 2.

PROPOSAL NO. 3 - TO APPROVE THE POTENTIAL ISSUANCE OF UP TO 20,000,000 SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE COMPANY'S FINANCING AGREEMENT WITH CORNELL CAPITAL PARTNERS LP.

         The Company is also currently planning to raise up to $10,000,000 through the sale of shares of its Common Stock to Cornell Capital Partners LP ("Cornell"). Cornell is a New Jersey-based institutional investment firm which provides finance to companies in emerging growth markets.

         The Company signed a non-binding letter of intent with Cornell on January 3, 2002 and plans to sign definitive agreements incorporating the terms of the financing described below:

                  1. Cornell shall commit to purchase up to $10,000,000 of freely tradeable shares of the Company's Common Stock over a period of 24 months after the effective date of a registration statement filed by the Company covering such shares. The Company plans to file the required registration statement shortly after the parties sign and deliver the definitive agreements for the contemplated financing.


                  2. The Company would be able to draw down the equity line of credit by exercising a put, at its sole discretion, up to a maximum of $750,000 per month, although the Company is not obligated to exercise any put.


                  3. The purchase price of the shares sold by the Company pursuant to the put shall be fixed at 95% of the market price of the shares of Common Stock, which is defined as the lowest closing bid price of the shares of the Common Stock during the five consecutive trading day period commencing on the first trading day after the put is sent by the Company.

                  4.       (a)      Upon the execution and delivery of the
                                    definitive agreements encompassing the
                                    contemplated equity line of credit, the
                                    Company will issue to Cornell a certificate for shares of the Company's Common Stock with a value equal to $500,000, which will be restricted securities subject to applicable securities law restrictions, as a fee for its financing services. The Company agreed to give Cornell registration rights with respect to such shares.

                           (b) In addition to the above fee, the Company agreed to pay compensation to Cornell equal to 5% of the gross proceeds of a put.

American Stock Exchange Rules

         Under applicable American Stock Exchange Rules, the Company is required to obtain the approval of its stockholders where the Company plans to sell, issue or potentially issue an amount of shares equal to 20% or more of the corporation's presently outstanding shares of its common stock for less than the greater of book or market value of the stock. Such rule applies to the Company's current equity line of credit financing with Cornell. Accordingly, the stockholders of the Company must approve the issuance of the shares of the Company's Common Stock potentially issuable to Cornell. The affirmative vote of a plurality of the shares of Common Stock present at the Special Meeting in person to by proxy is needed to approve the potential issuance of the shares of Common Stock issuable to Cornell.

         If the stockholders approve the issuance of the shares issuable pursuant to the equity line credit to Cornell, and if the Company sold the entire $10,000,000 of shares of its Common Stock, the Company would be issuing an indeterminate number of shares of Common Stock but not in excess of 20,000,000 shares of its Common Stock. Assuming all the shares of the Company's Common Stock were sold to Cornell based on the closing price of the Company's Common Stock of $0.83 on January 3, 2002, the Company would be issuing an additional 12,048,192 shares of its Common Stock. Such issuance of 20,000,000 shares of Common Stock would also represent an 20.66% increase in the number of shares of the Company which are issued and outstanding (after taking into account the shares of Common Stock issuable based on the $3,810,000 of the 2001 Notes outstanding as of February 8, 2002, assuming that the conditions for the mandatory conversion of the 2001 Notes are satisfied, and the exercise of the warrants to purchase 1,905,000 shares). The chart under "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP" discloses in columns 11 and 12 the potential dilutive effect of this transaction on the principal stockholders of the Company and on the officers and directors who are stockholders.

         The Board of Directors of the Company has determined that the equity line of credit financing transaction with Cornell is necessary to fund the Company's operations and working capital needs.


         The Board of Directors of the Company unanimously recommends a vote FOR this Proposal No. 3.

PROPOSAL NO. 4 - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK.

        The Board of Directors of the Company has approved and, although not required under applicable Nevada law, seeks the approval by the stockholders of the Company of an amendment to the Company's Articles of Incorporation increasing the number of shares of authorized Common Stock from 50,000,000 shares, $.001 par value per share, to 225,000,000 shares, $.001 par value per share. The Company decided to obtain the approval of its stockholders because of the potential increase in the number of shares that the Company might have issued and outstanding.

        The Company's amendment would change Article IV of its Articles of Incorporation as shown below:

        "ARTICLE IV - STOCK

              The aggregate number of shares which this corporation shall have authority to issue is 225,000,000 [50,000,000] shares of Common Stock having a par value of $.001 per share. All common stock of the corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid stock of this corporation shall not be liable to any further call or assessment. The corporation shall also have authority to issue 1,000,000 shares of Preferred Stock having a par value of $.001 per share and to be issued with such rights, preferences and designations and in such series as determined by the Board of Directors of the corporation." (Addition is showing by underlining; deletion is shown by brackets.)

              As of January 31, 2002, the Company had 31,387,087 shares issued and outstanding and 5,582,475 reserved for issuance or a total of 36,969,562 shares of Common Stock. If the stockholders of the Company approve Proposals No. 1, 2 and 3 set forth herein, and the maximum number of shares issuable under each such proposal is issued, the Company will exceed the number of authorized shares of Common Stock available for issuance and, hence, recommends that the increase in the number of shares of the Company's authorized stock occur. Specifically, if Proposal No. 1 alone is approved by the stockholders at the Special Meeting, and if the maximum number of shares issuable thereunder were issued, the Company's issued and outstanding shares would increase from 31,387,087 to 133,887,087, an increase of 426.6%. If the stockholders only approve Proposal No. 2 set forth herein, and the maximum number of shares issuable under such proposal is issued, the Company's issued and outstanding shares would increase from 31,387,087 to 56,387,087 an increase of 79.7%. If the stockholders only approve Proposal No. 3 set forth herein, the Company's issued and outstanding shares of Common Stock will increase from 31,387,087 to a maximum of 51,387,087, an increase of 63.7% If the stockholders approve Proposals No. 1, 2 and 3 set forth herein, and the maximum number of shares issuable under each such Proposal is issued, the Company's issued and outstanding shares would increase from 31,387,087 to 178,887,087, an increase of 570%.

              If the amendment to the Company's Articles of Incorporation is adopted, an additional 193,612,913 shares of Common Stock (less the amount to be issued if Proposals No. 1, 2 and 3 are approved) would be available for future issuance without further stockholder approval, except as required by applicable law or regulation. If Proposals No. 1, 2 and 3 are approved by the stockholders, and the maximum number of shares issuable under each such Proposal is issued, the Company would have 46,112,913 shares of its Common Stock available for future issuance (including the amount needed to cover the shares reserved for issuance).

              The increase in the Company's authorized shares of Common Stock has a general effect of deterring a future tender offer or other takeover attempt that some stockholders might view to be in the best interests at that time. In addition, such increase may have the effect of assisting current management to keep its position and place it in a better position to resist changes which some stockholders may want to make if dissatisfied with the conduct of the Company's business.

              Except for the issuance or reservation of shares required if the stockholders approve Proposals No. 1, 2 and 3 hereof, the Company has no present plan, commitment or understanding for the issuance of any shares of the newly authorized shares of Common Stock. However, such additional shares of Common Stock would be available for future issuance by the Board of Directors for general corporate purposes without further stockholder certain except as required by applicable law or regulation, including future stock splits, stock dividends, financings, acquisitions and compensation arrangements.

              Each additional share of Common Stock authorized by the proposed amendment will have the same rights and privileges as each share of the outstanding Common Stock. The holders of Common Stock have no preemptive rights to subscribe for any additional shares of Common Stock of the Company that may be issued.

              The Board of Directors unanimously recommends a vote FOR this Proposal No. 4.

PROPOSALS BY STOCKHOLDERS

              In order for a proposal of a stockholder to be included in the Board of Directors' Proxy Statement for the Company's 2002 Special Meeting, it must be received at the principal executive office of the Company on or before April 1, 2002 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which the Board believes represents a reasonable period of time prior to the date of such annual shareholders meeting which is now planned to be held on a date near the end of May, 2002. Such a proposal must comply with the requirements as to form and substance established by the Securities and Exchange Commission in order to be included in the Proxy Statement. If the Company receives a proposal from a stockholder for inclusion in such Proxy Statement after April 1, 2002, such proposal will not be timely and, hence, will not be included in such Proxy Statement.

OTHER MATTERS

              The Board of Directors of the Company is not aware of other matters which may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters should properly come before the meeting, including voting for election of a Director in place of any person named in the proxy who may not be available for election.

              REGARDLESS OF WHETHER YOU PLAN TO BE PRESENT AT THE MEETING, IT WOULD BE APPRECIATED IF YOU WOULD COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

David D. Singer,
President


February 19, 2002

                       WORLD WIRELESS COMMUNICATIONS, INC.
                    5670 Greenwood Plaza Boulevard, Penthouse
                        Greenwood Village, Colorado 80111

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             The undersigned hereby appoints DAVID D. SINGER AND ROBERT HATHAWAY as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all of the shares of Common Stock of World Wireless Communications, Inc. held of record by the undersigned on January 29, 2002, at the Special Meeting of Stockholders to be held on March 15, 2002, or at any adjournment thereof. Management recommends a vote FOR each of the following proposals:

1. To approve (a) the mandatory conversion of up to $5,000,000 in principal amount of the Company's Senior Secured Notes issuable to a group comprising the Company's largest stockholder, Michael Lauer, Lancer Offshore, Inc. and Lancer Partners L.P., and their affiliates (including the Senior Secured Notes dated May 17, 2001, August 7, 2001, September 6, 2001, September 17, 2001, October 3, 2001, October 9, 2001, October 29, 2001, November 14, 2001, January 25, 2002 and
         February 8, 2002 totaling $3,810,000 in principal amount issued to such group as of February 8, 2002), into up to 100,000,000 shares of the Company's Common Stock and (b) the issuance of up to 2,500,000 shares of the Company's Common Stock pursuant to the exercise of the warrants which may be granted to such creditors in connection with such financing (including the warrants to purchase 1,905,000 shares outstanding as of February 8, 2002):

             FOR    [  ]              AGAINST   [  ]          ABSTAIN     [  ]

2. To approve (a) the mandatory conversion of the Company's shares of Senior Preferred Stock issuable in a financing into up to 16,666,667 shares of the Company's Common Stock and (b) the issuance of up to 8,333,333 shares of the Company's Common Stock pursuant to the exercise of the warrants which may be issued to the holders of the Senior Preferred Stock:

             FOR    [  ]              AGAINST   [  ]          ABSTAIN     [  ]

3. To approve the potential issuance of up to 20,000,000 shares of the Company's Common Stock pursuant to the Company's financing agreement with Cornell Capital Partners LP:

             FOR    [  ]              AGAINST   [  ]          ABSTAIN     [  ]

4. To approve an amendment to the Company's Articles of Incorporation increasing the Company's authorized capital stock from 50,000,000 shares of Common Stock, $.001 par value, to 225,000,000 shares of Common Stock, $.001 par value:

             FOR    [  ]              AGAINST   [  ]          ABSTAIN     [  ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

              This Proxy when properly executed will be voted in the manner directed herein by the Stockholder. IF

NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2, 3 AND 4.

             Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                  ------------------------------
                                                           Signature


                                                  Dated:                  , 2002
                                                         -----------------



                                                  ------------------------------
                                                  Signature if held jointly


                                                  ------------------------------


                                                  Dated:                  , 2002
                                                         -----------------


                                                  ------------------------------

                                                  By:
                                                      --------------------------
                                                       Entity Authorized Person


                                                  Dated:                  , 2002
                                                         -----------------



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY, USING THE ENCLOSED
                                  ENVELOPE.